_____________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)
_______________________________________________________

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

31-0841368
I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Joshua A. Hahn
U.S. Bank National Association
60 Livingston Avenue
St. Paul, MN 55107
(651) 466-6309
(Name, address and telephone number of agent for service)

Vector Group Ltd.
(Issuer with respect to the Securities)

Delaware	65-0949535
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 S.E. Second Street Miami, FL	33131
(Address of Principal Executive Offices)	(Zip Code)

7.75% Senior Secured Notes due 2021
(Title of the Indenture Securities)

Exact Name of Registrant                State of        I.R.S. Employer
Guarantor as Specified in its                Incorporation        Identification
Charter    Address and Phone Number        or Organization    Number

100 Maple LLC        c/o Liggett Vector Brands LLC        Delaware        65-0960238
3800 Paramount Parkway, Suite 250
PO Box 2010
Morrisville, NC 27560
(919) 990-3500

Accommodations Acquisition Corp.        c/o Vector Group Ltd.        Delaware        27-2795835
100 S.E. Second Street
32nd Floor
Miami, Florida 33131
(305) 579-8000

Eve Holdings Inc.        1105 N. Market Street        Delaware        56-1703877
Suite 617
Wilmington, DE 19801
(305) 579-8000

Liggett & Myers Holdings, Inc.        100 S.E. Second Street        Delaware        51-0413146
32nd Floor
Miami, FL 33131
(305) 579-8000

Liggett Group LLC        c/o Liggett Vector Brands LLC        Delaware        56-1702115
3800 Paramount Parkway, Suite 250
PO Box 2010
Morrisville, NC 27560
(919) 990-3500

Liggett Vector Brands LLC        3800 Paramount Parkway,        Delaware        74-3040463
Suite 250
P.O. Box 2010
Morrisville, NC 27560
(305) 579-8000

V.T. Aviation LLC        3800 Paramount Parkway,        Delaware        51-0405537
Suite 250
P.O. Box 2010
Morrisville, NC 27560
(305) 579-8000

Vector Research LLC        c/o Liggett Vector Brands LLC        Delaware        65-1058692
3800 Paramount Parkway, Suite 250
PO Box 2010
Morrisville, NC 27560
(919) 990-3500

Exact Name of Registrant                State of        I.R.S. Employer
Guarantor as Specified in its                Incorporation        Identification
Charter        Address and Phone Number        or Organization        Number
Vector Tobacco Inc.        c/o Liggett Vector Brands LLC        Virginia        54-1814147
3800 Paramount Parkway, Suite 250
PO Box 2010
Morrisville, NC 27560
(919) 990-3500

VGR Aviation LLC        3800 Paramount Parkway,        Delaware        65-0949535
Suite 250
P.O. Box 2010
Morrisville, NC 27560
(305) 579-8000

VGR Holding LLC        100 S.E. Second Street        Delaware        65-0949536
32nd Floor
Miami, Florida 33131
(305) 579-8000

FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.

b)    Whether it is authorized to exercise corporate trust powers.
Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1. A copy of the Articles of Association of the Trustee.*

2. A copy of the certificate of authority of the Trustee to commence business, attached as Exhibit 2.

3.    A copy of the certificate of authority of the Trustee to exercise corporate trust powers, attached as Exhibit 3.

4.    A copy of the existing bylaws of the Trustee.**

5.    A copy of each Indenture referred to in Item 4. Not applicable.

6.    The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.    Report of Condition of the Trustee as of December 31, 2012 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.
** Incorporated by reference to Exhibit 25.1 to registration statement on S-4, Registration Number 333-166527 filed on May 5, 2010.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 28th of March, 2013.

By:	/s/ Joshua A. Hahn
Joshua A. Hahn
Assistant Vice President

Exhibit 2

Comptroller of the Currency
Administrator of National Banks

Washington, DC 20219

CERTIFICATE OF CORPORATE EXISTENCE

I, Thomas J. Curry, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. "U.S. Bank National Association," Cincinnati, Ohio (Charter No. 24), is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this certificate.

IN TESTIMONY WHEREOF, today, November 28, 2012, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the U.S. Department of the Treasury, in the City of Washington, District of Columbia.

Comptroller of the Currency

Exhibit 3

Comptroller of the Currency
Administrator of National Banks

Washington, DC 20219

CERTIFICATE OF CORPORATE EXISTENCE AND FIDUCIARY POWERS

I, John Walsh, Acting Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq. as amended, and 12 U.S.C. 1, et seq. as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. "U.S. Bank National Association," Cincinnati, Ohio (Charter No. 24), is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking and exercise fiduciary powers on the date of this certificate.

IN TESTIMONY WHEREOF, today, March 19, 2012, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the U.S. Department of the Treasury, in the City of Washington, District of Columbia.

John Walsh

Acting Comptroller of the Currency

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: March 28, 2013

By:	/s/ Joshua A. Hahn
Joshua A. Hahn
Assistant Vice President

Exhibit 7
U.S. Bank National Association
Statement of Financial Condition
As of 12/31/2012

($000’s)

12/31/2012
Assets
Cash and Balances Due From         $ 8,252,302
Depository Institutions
Securities        74,022,528
Federal Funds        74,234
Loans & Lease Financing Receivables         219,884,343
Fixed Assets         5,024,268
Intangible Assets        12,542,566
Other Assets         25,288,375
Total Assets         $345,088,616

Liabilities
Deposits        $253,686,214
Fed Funds        4,291,213
Treasury Demand Notes        0
Trading Liabilities         404,237
Other Borrowed Money        30,911,125
Acceptances        0
Subordinated Notes and Debentures        4,736,320
Other Liabilities        11,473,186
Total Liabilities        $305,502,295

Equity
Common and Preferred Stock        18,200
Surplus         14,133,290
Undivided Profits        23,981,892
Minority Interest in Subsidiaries        $1,452,939
Total Equity Capital        $39,586,321

Total Liabilities and Equity Capital        $345,088,616